UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10 , 2011

Commission File Number: 00053290

ChromaDex Corporation
(Exact name of small business issuer as specified in its charter)

Delaware	262940963
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10005 Muirlands Blvd., Suite G, Irvine, California 92618
(Address of principal executive offices)

949-419-0288
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

The final voting results for the matters submitted to a vote of our stockholders at our annual meeting of stockholders held on May 10, 2011, which are described in detail in our definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2011, are as follows:

1.        The election of seven directors to serve until the next annual meeting of stockholders and thereafter until their successors have been elected and qualified:

	For	Withheld	Broker Non-votes
FRANK L. JAKSCH, JR.	34,914,083	4,200	7,957,361
GLENN L. HALPRYN	34,914,283	4,000	7,957,361
STEPHEN BLOCK	34,912,283	6,000	7,957,361
REID DABNEY	34,912,283	6,000	7,957,361
HUGH DUNKERLEY	34,912,283	6,000	7,957,361
MARK S. GERMAIN	34,340,355	577,928	7,957,361
CURTIS A. LOCKSHIN	34,912,283	6,000	7,957,361

2.               Ratification of the appointment of  McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain	Broker Non-votes
42,873,168	200	2,276	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2010	CHROMADEX CORPORATION By: /s/ Frank L. Jaksch Jr. Name: Frank L. Jaksch Jr. Title: Chief Executive Officer